CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH "[***]" TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

ADDENDUM TO THE MASTER LOAN AGREEMENT AND MASTER PLEDGE AGREEMENT TO REFLECT A CHANGE IN THE ADVANCED FUNDS AMOUNT

This *Addendum to the Master Loan Agreement and Master Pledge Agreement to Reflect a Change in the Advanced Funds Amount (the* Addendum) is between [***], a [***] limited liability company having a place of business at [***] ([***] or Lender) and Exworth Union Inc. having an address of John F. Kennedy Parkway, Suite 135, Short Hills, NJ 07078 (Borrower).

RECITALS

WHEREAS, [***] and Borrower are parties to a Master Loan Agreement and Master Pledge Agreement dated May 30, 2022 (the "Agreement").

WHEREAS, pursuant to the Agreement, Borrower pledged Bitcoin (the Collateral) as securities for funds loaned by [***].

WHEREAS, subsequent to the execution of the Agreement, Borrower and Lender have agreed that the Advanced Funds amount shall be modified.

NOW THEREFORE, in consideration of the mutual covenants and undertakings set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby irrevocably acknowledged, [***] and the Borrower agree as follows:

1. Incorporation. The above recitals are incorporated herein as if stated in full.

2. Closing. The language of Section 2.6 of the Master Loan Agreement shall be modified and amended by substituting the following replacement language, in relevant part:

> On the same day that the Pledged Collateral is delivered to the Lender's account, a portion of the Loan Principal Amount, Seven Hundred Fifty Thousand Dollars ($750,000 USD) (the "Advanced Funds") will be settled (paid) to the Borrower's account per the following instructions:

* * *

3. **Compliance with Master Loan Agreement and Master Pledge Agreement.** [***] and the Borrower agree and acknowledge that this Addendum comprises an amendment of the Master Loan Agreement executed in compliance with Section 11.14 and executed in compliance with Section 11.13 of the Master Pledge Agreement. [***] and the Borrower further agree and acknowledge that this Addendum contains the entire agreement between the parties with respect to the amendment of the Master Loan Agreement and Master Pledge Agreement, and no other terms or conditions of the Master Loan Agreement and Master Pledge Agreement shall be deemed modified, amended, or impacted by this Addendum.

4. **Counterparts.** This Addendum may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the day and year written below. It is specifically agreed and understood that this Addendum shall not be binding upon the parties until the date it is actually signed by [***], and that shall be the effective date of the Addendum.

BORROWER:

EXWORTH UNION INC.

Zhihao Chen
Signature

CHEN ZHIHAO
Printed Name

DIRECTOR
Title

08 JULY 2022
Date

LENDER:

[***]

Signature

Printed Name

President / C.E.O.
Title

July 11, 2022
Date